SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): July 11, 2014
AMBAC FINANCIAL GROUP, INC.
(Exact name of Registrant as specified in its charter)

Delaware	1-10777	13-3621676
(State of incorporation)	(Commission file number)	(I.R.S. employer identification no.)
One State Street Plaza, New York, New York 10004
(Address of principal executive offices) (Zip Code)
(212) 658-7470
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c))

Item 7.01	Regulation FD Disclosure
On July 11, 2014, Ambac Financial Group, Inc. issued a press release announcing that it has posted an updated Puerto Rico Exposure presentation on its website. Exhibit 99.01 is a copy of the press release, and Exhibit 99.02 is the updated Puerto Rico exposure presentation. Each of Exhibits 99.01 and 99.02 are incorporated herein by reference.
The information furnished pursuant to this Item 7.01, including Exhibits 99.01 and 99.02, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any filing of Ambac Financial Group, Inc. under the Securities Act of 1933 or the Exchange Act.

Item 9.01     Financial Statements and Exhibits
(d) Exhibits.     The following exhibit is filed as part of this Current Report on Form 8-K:

Exhibit
Number     Description of Exhibit
99.01     Press Release dated July 11, 2014.
99.02     Presentation on Puerto Rico exposure dated July 11, 2014.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Ambac Financial Group, Inc.
(Registrant)

Dated: July 11, 2014

	By:	/s/ William White
William White
First Vice President, Corporate Secretary and Assistant General Counsel